UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

REGENERX BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15070 (Commission File Number)	52-1253406 (IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470, Rockville, MD (Address of Principal Executive Offices)	20850 (Zip Code)

Registrant’s telephone number, including area code: (301) 208-9191

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 24, 2018, RegeneRx Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), became aware of the disclosure of clinical observations from an ongoing clinical trial sponsored by one of its licensees. The disclosure occurred in South Korea and was further disseminated and brought to the Company’s attention in the U.S. On April 25, 2018 the Company issued a press release disclosing the same clinical data. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.

Date: April 25, 2018	By:	/s/ J.J. Finkelstein
		Name:	J.J. Finkelstein
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 25, 2018